Microsoft Word 10.0.4524;
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------
                                    FORM 8-K
                               -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported): December 3, 2003


                          BROOKMOUNT EXPLORATION, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                    (State or Other Jurisdiction of Incorporation)

           0-26709                                            98-0201259
  ------------------------------          --------------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


                400 Burrard Street, Suite 1400, Vancouver, BC, V6C 3G2
          -----------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

                                  (604) 643 - 1745
         -----------------------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)

                                   Not Applicable
         -----------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On July 16, 2003, Sellers and Andersen L.L.C. resigned as our independent auditor. Sellers and Anderson L.L.C.'s reports on our financial statements for the fiscal years ended November 30, 2001 and November 30, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended November 30, 2001 and November 30, 2002, and up to the date of Sellers and Andersen L.L.C.'s resignation on July 16, 2003, there has been no disagreement between us and Sellers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Amisano Hanson, Chartered Accountants of Vancouver, British Columbia as our new independent accountants. We have not consulted with Amisano Hanson regarding the application of accounting principles, the type of audit opinion that might be rendered by Amisano Hanson or any other matter that was the subject of a disagreement between us and Sellers and Andersen L.L.C.

ITEM 7.  Financial Statements and Exhibits

c)       Exhibits

         Exhibit No.                     Document Description
         ----------                      --------------------
            16                           Letter from Sellers and Andersen L.L.C.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Brookmount Exploration, Inc.
                                            a Nevada corporation

                                            By:/s/  Peter Flueck
                                            -------------------------------
                                                    Peter Flueck, President



DATED:  December 3, 2003